U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /x/

               Pre-Effective Amendment No.

               Post-Effective Amendment No.     3
                                            ----------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /x/

               Amendment No.      4
                             ----------

                        (Check appropriate box or boxes)

                        WELLS FAMILY OF REAL ESTATE FUNDS

               (Exact Name of Registrant as Specified in Charter)

                      6200 The Corners Parkway, Suite 250
                             Atlanta, Georgia 30092
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (800) 448-1010

                                Jill W. Maggiore
                          Wells Asset Management, Inc.
                       6200 The Corners Parkway, Suite 250
                             Atlanta, Georgia 30092
                     (Name and Address of Agent for Service)

                                   Copies to:

                                   Wade Bridge
                         Integrated Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check appropriate box)

/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  on ___________pursuant to paragraph (a) of Rule 485

     Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                        WELLS FAMILY OF REAL ESTATE FUNDS
                       6200 THE CORNERS PARKWAY, SUITE 250
                             ATLANTA, GEORGIA 30092

                            WELLS S&P REIT INDEX FUND
         ---------------------------------------------------------------

     The Wells S&P REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds, seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Price Index by investing in the stocks included in the Index.

     Wells Asset Management, Inc. serves as the investment manager to the Fund. Gateway Investment Advisers, L.P. manages the Fund's investments under the supervision of Wells Asset Management, Inc.

     The Fund offers three classes of shares, each with a different combination of sales loads, ongoing fees and other features. The different distribution arrangements permit you to choose the method of purchasing shares that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

This Prospectus includes important information about the Wells S&P REIT Index Fund that you should know before investing. You should read the Prospectus and keep it for future reference.

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                                TABLE OF CONTENTS

RISK/RETURN SUMMARY........................................................
EXPENSE INFORMATION........................................................
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES
  AND RISK CONSIDERATIONS..................................................
OPERATION OF THE FUND......................................................
BUYING FUND SHARES.........................................................
DISTRIBUTION PLANS.........................................................
REDEEMING SHARES...........................................................
DIVIDENDS AND DISTRIBUTIONS................................................
TAXES......................................................................
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.......................
FINANCIAL HIGHLIGHTS.......................................................
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The  Fund  seeks  to  provide  investment  results   corresponding  to  the
performance of the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index" or the "Index").

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     Normally, at least 90% of the Fund's total assets are invested in the stocks included in the S&P REIT Index. The Fund will invest in stocks represented in the Index, in proportions substantially similar to the Index. The Fund is normally invested in all of the stocks which comprise the Index, except when changes are made to the Index itself.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

    The Fund's investment return and net asset value will fluctuate and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is subject to, among other risks:

     MARKET RISK - Stock prices, including prices of REIT stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REIT's may decline, regardless of any one company's prospects. As a result, the Fund may also decline in a declining stock market.

     REAL ESTATE INDUSTRY RISK - When REIT profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, the Fund's performance may fluctuate accordingly.

     INTEREST RATE RISK - Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

     INVESTMENT COMPETITION RISK - REITs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Fund may decline in value.

     INDUSTRY CONCENTRATION RISK - The Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.


EXPENSE INFORMATION

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

- how the Fund's performance has varied for each full calendar year shown on the chart below, and
-    how the Fund's average annual returns compare to the index it tracks.

How the Fund has performed is in the past does not indicate how the Fund will perform in the future.

Class A Performance (based on calendar years)

-6.24%
------
1999

During the period shown in the bar chart, the highest return for a calendar quarter was 9.45% (quarter ending June 30, 1999) and the lowest return for a calendar quarter was -8.75% (quarter ending September 30, 1999).

The 4% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in sales charges and fees.

Average Annual Returns (as of December 31, 1999)

                       1 Year           Since Inception
Class A shares        -10.00%           -16.21% (Inception Date March 2, 1998)
S&P REIT Index         -5.86%           -12.89%
Class B shares                          -12.73% (Inception Date May 7, 1999)
S&P REIT Index                          -11.71%
Class C shares                          -12.06% (Inception Date May 5, 1999)
S&P REIT Index                          -11.16%

The above table shows total returns from a hypothetical investments in Class A, Class B and Class C shares of the Fund. These returns are compared to the S&P REIT index for the same periods to demonstrate how the Fund compared to the index it tracks. The performance of Classes A, B and C vary because of differences in sales charges and fees.

For the purposes of this calculation we assumed:

-    a sales charge of 4% for Class A shares,
- sales charge at the end of the period and deduction of the applicable contingent deferred sales charge for Class B and Class C shares, and
- no adjustment for taxes paid by an investor on the reinvested income and capital gains

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                   Class A   Class B   Class C
                                                   Shares    Shares    Shares
                                                   ------    ------    ------
Maximum Sales Charge (Load)
Imposed on Purchases                               4.00%     None      None
Maximum Contingent Deferred Sales Charge
(Load)                                             None(1)   5.00%(2)  1.00%
Sales Charge (Load) Imposed on Reinvested
Dividends                                          None      None      None
Redemption Fee                                     None(3)   None(3)   None(3)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                   Class A   Class B   Class C
                                                   Shares    Shares    Shares
                                                   ------    ------    ------
Management Fees                                      .50%      .50%      .50%
Distribution (12b-1) Fees (4)                        .25%     1.00%     1.00%
Other Expenses                                      1.36%     1.78%     1.51%
                                                    -----     -----     -----
Total Annual Fund Operating Expenses                2.11%*    3.28%*    3.01%*
                                                    =====     =====     =====

* The actual Total Annual Fund Operating Expenses for Class A, Class B and Class C shares for the fiscal year ended December 31, 1999 were 0.99%, 1.74% and 1.74%, respectively. The Adviser intends to continue waiving fees and reimbursing Fund expenses in order to maintain Total Annual Fund Operating Expenses at or below 0.99% for Class A shares of the Fund and at or below 1.74% for Class B shares and Class C shares of the Fund. However, this arrangement may be discontinued at any time at the option of the Adviser.

(1) Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1.00% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.

(2) Class B shares pay a 5.00% contingent deferred sales load if shares are redeemed in the first year. The contingent deferred sales load will be incrementally reduced over time. After the sixth year, no contingent deferred sales load will be assessed.

(3) A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9. See "How to Redeem Shares.

(4) During the fiscal period ended December 31, 1999, Class A and Class B shares paid $331 and $4, respectively, in distribution (12b-1) fees. Distribution fees may be accrued at a rate of up to 0.25%, 1.00% and 1.00% of the Fund's average net assets attributable to Class A, Class B and Class C shares, respectively. Of the 1.00% distribution fees for Class B and Class C shares, 0.75% is an asset based sales charge.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Costs after five and ten years are not provided for Class B and Class C shares because the public offering of these classes has not yet commenced as of the date of the this prospectus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year     3 Years    5 Years   10 Years
                               ------     -------    -------   --------

        Class A Shares*         $605      $1,034     $1,489     $2,744
        Class B Shares*          831       1,310      1,812      3,576
        Class C Shares*          404       1,030      1,682      3,427

You would pay the following expenses if you did not redeem your shares:

                               1 Year     3 Years    5 Years   10 Years
                               ------     -------    -------   --------

        Class B Shares          $331       1,010      1,712      3,576
        Class C Shares           304         930      1,582      3,327

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

Investment Objective
--------------------

     The  Fund  seeks  to  provide  investment  results   corresponding  to  the
performance of the S&P REIT Index by investing in the stocks included in the Index.

Investment Strategies
---------------------

     The Fund attempts to duplicate the investment results of the S&P REIT Index. The Index is made up of approximately 100 stocks which constitute a representative sample of all publicly traded Real Estate Investment Trusts.

     The Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the Fund is "passively managed," where the investment advisers attempt to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction - - up or down - - as its target index).

     To be included in the Index, a REIT must be traded on a major U.S. stock exchange. As of December 31, 1999, 100 REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, fundamental change in business, or a change in shares outstanding.

What is a REIT?
---------------

     A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sales of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

     Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

     The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly or the ability of the Index to track the market performance of real estate investment trusts. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P REIT Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the purchasers of the Fund into consideration in determining, composing or calculating the REIT Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Fund or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the equation by which the shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, PURCHASERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     Under normal market conditions, at least 90% of the Fund's total assets will be invested in the stocks included in the S&P REIT Index. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the Index represented by the stock. For example, if a stock represents 2% of the value of the Index, the Fund invests approximately 2% of its assets in the stock. The Fund will normally be invested in all of the stocks which comprise the S&P REIT Index, except when changes are made to the Index itself. The Index is currently made up of approximately 95% equity REITs, 2% mortgage REITs and 3% hybrid REITs; however, these percentages are subject to change at any time at the discretion of S&P. The Sub-Adviser monitors daily the composition of the Index and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index.

     The Fund will attempt to achieve a correlation between its performance and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. If the Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

     Money market instruments will typically represent a portion of the Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

Investment Risks
----------------

     There is no assurance that the Fund's investment objective will be met. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

     The Fund, though not invested directly in real estate, still is subject to the risks associated with investing in real estate, which include:

     o    possible declines in the value of real estate
     o    risks related to general and local economic conditions
     o    possible lack of availability of mortgage funds
     o    overbuilding
     o    changes in interest rates
     o    environmental problems

     Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general, which include:

     o    dependency upon management skills
     o    limited diversification
     o    the risks of financing projects
     o    heavy cash flow dependency
     o    default by borrowers
     o    self-liquidation
     o possibility of failing to maintain exemptions from the Investment Company Act of 1940
     o in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility

OPERATION OF THE FUND

     The Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

     The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Suite 250, Atlanta, Georgia, to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The controlling shareholder of the Adviser is Leo F. Wells III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The Fund pays the Adviser a fee at the annual rate of .50% of the average value of its daily net assets.

     Gateway Investment Advisers, L.P. (the "Sub-Adviser"), 400 TechneCenter Drive, Milford, Ohio, has been retained by the Adviser to manage the Fund's investments. The Adviser (not the Fund) pays the Sub-Adviser's fee for its services to the Fund. The Sub-Adviser, including its predecessor, has been managing assets for institutional and individual investors since 1977. The Sub-Adviser has approximately 10 years of experience in managing portfolios which correlate to an index, including mutual funds.

BUYING FUND SHARES

     You may open an account with the Fund by investing the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts options are detailed below.

--------------------------------------------------------------------------------
                                 Account Options

Regular Accounts
----------------

Tax-Deferred Retirement Plans
-----------------------------
TRADITIONAL IRA
Assets grow tax-deferred and contributions may be Deductible. Withdrawals and distributions are Taxable in the year made.

SPOUSAL IRA
An IRA in the name of a non-working spouse by a Working spouse.

ROTH IRA
An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax Advantages. You should consult your tax professional to help decide which is right for you.

     You may also open accounts for:
-    Keogh Plans for self-employed individuals
- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision
-    403(b)(7)  custodial  accounts  for  employees  of public  school  systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code
--------------------------------------------------------------------------------
                               Minimum Investment
                                  Requirements

                                             Initial     Additional
                                             -------     ----------

Regular Accounts                              $2,500         None
Tax-Deferred                                  $1,000         None
Retirement Plans
Automatic Investment
Plans:
Regular Accounts                              $2,500         $100
Tax-Deferred
Retirement Plans                              $1,000         $100

Automatic Investment Plan
-------------------------

     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month or both. The Fund pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

                              Direct Deposit Plans
                              --------------------

You may purchase shares of the Fund through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.
--------------------------------------------------------------------------------

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, we will invest your purchase in Class A shares.

2. Write a check for your initial investment to "Wells S&P REIT Index Fund." Mail your completed Account Application and your check to the following address:

                            WELLS S&P REIT INDEX FUND
                       C/O INTEGRATED FUND SERVICES, INC.
                                  P.O. BOX 5354
                           CINCINNATI, OHIO 45201-5354

You may also establish an account through your broker-dealer. Since your broker-dealer may charge you fees for his or her services other than those described in this Prospectus, you should ask your broker-dealer about fees before investing.

ADDING TO YOUR ACCOUNT. You may make additional purchases for your account at any time. These purchases may be made by mail, wire transfer or by contacting your broker-dealer (ask your broker-dealer about any fees for his or her services). Additional purchases must include your name and account number to ensure proper crediting. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Integrated Fund Services, at 800-282-1581 for wiring instructions. Your additional purchase requests must contain your account name and number to permit proper crediting.

MISCELLANEOUS. In connection with all purchases of Fund shares, we observe the following policies and procedures:

o We price direct purchases based on the next public offering price (net asset value plus any applicable sales load) or at net asset value ("NAV") after your order is received. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price or NAV. Purchases orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the public offering price or NAV determined as of the close of the regular session of trading on the New York Stock Exchange on that day.
o    We do not accept third party checks for any investments.
o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
o    We may refuse to accept any purchase request for any reason or no reason.
o We mail you confirmations of all your purchases or redemptions of Fund shares.
o    Certificates representing shares are not issued.
o We may bar excessive traders from purchasing shares. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses.
o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent incur in the transaction.
o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days' prior notice.

     The Fund's Account Application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

EXCHANGE PRIVILEGE

     You may exchange shares of the Fund for shares of the Wells Money Market Account ("Money Market"). A sales load may be imposed (if applicable) equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

     If you make an exchange involving Class B or Class C shares, the amount of time you hold shares of the Wells Money Market account will not be added to the holding period of your original shares into which you exchanged for the purpose of calculating contingent deferred sales charges if you later redeem the exchanged shares. However, if you exchange back into your original Class B or Class C shares, the prior holding period of your Class B or Class C shares will be added to your current holding period of Class B or Class C shares in calculating the contingent deferred sales load.

     You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Fund or the Underwriter, in its sole discretion, may reject any further exchange orders.

     You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail or by visiting the Transfer Agent's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined NAV (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.

     Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the Money Market prospectus.

     Choosing a Share Class
     ----------------------

     The Fund offers three classes of shares: Class A shares, Class B shares and Class C shares. These Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances:

     The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. You should consider Class A shares if you prefer an initial sales load. If you qualify for reduced sales loads by investing over $50,000 -- or, in the case of purchases of $1 million or more, no initial sales load, -- you may find Class A shares attractive because similar sales load reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund. Any investment return on these investments may partially or wholly offset the higher annual expenses; however, because the Fund's future return cannot be predicted, there can be no assurance that this would be the case.

     Finally, you should consider the effect of contingent deferred sales loads and any conversion rights of each Class in the context of your investment timeline. For example, Class C shares are subject to a significantly lower contingent deferred sales load upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

     Set forth below is a chart comparing the sales loads, 12b-1 fees and conversion options applicable to each Class of shares:




                                                                  CONVERSION
CLASS         SALES LOAD                            12B-1 FEE      FEATURE
--------------------------------------------------------------------------------
A        Maximum 4.00% initial sales load reduced     0.25%          None
         for purchases of $50,000 and over; shares
         sold without an initial sales load
         generally subject to a 1.00% contingent
         deferred sales load during first year
--------------------------------------------------------------------------------

B        Maximum 5.00% contingent deferred sales      1.00%     Class B shares
         load during the first year decreasing to             will automatically
         0 after six years                                     convert to Class
                                                                A shares after
                                                                 approximately
                                                                  eight years
--------------------------------------------------------------------------------

C        1.00% contingent deferred sales load         1.00%          None
         during first year
--------------------------------------------------------------------------------

     If you are investing $1 million or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses are lower. Therefore, any purchase of $1 million or more is automatically invested in Class A Shares.

     Class A Shares
     --------------

     Class A shares are sold at NAV plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within one year after purchase if a commission was paid by Wells Investment Securities, Inc. (the "Underwriter") to a participating unaffiliated broker. Class A shares are also subject to an annual 12b-1 fee of up to

 .25% of the Fund's average daily assets allocable to Class A shares.

     The following table illustrates the initial sales load breakpoints for the purchase of Class A shares:

                                                Sales Load as % of:

                                                                     Dealer
                                          Public       Net        Reallowance
                                         Offering     Amount     as %of Public
Amount of Investment                       Price     Invested    offering Price
--------------------                       -----     --------    --------------
Less than $50,000                          4.00%       4.17%          3.50%
$50,000 but less than $100,000             3.50        3.63           3.00
$100,000 but less than $250,000            3.00        3.09           2.50
$250,000 but less than $500,000            2.50        2.56           2.00
$500,000 but less than $1,000,000          2.00        2.04           1.50
$1,000,000 or more                         None        None           None

For initial purchases of Class A shares of the Fund of $1 million or more and subsequent purchases further increasing the size of the account, a dealer's commission of 1.00% of such purchases from $1 million to $5 million, .50% of such purchases from $5 million to $50 million and .25% of such purchases in excess of $50 million may be paid by the Underwriter to participating unaffiliated brokers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from the Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the broker's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

     Under certain circumstances, the Underwriter may increase or decrease the reallowance to brokers. The Underwriter receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Fund. The Underwriter retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

     REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of the Fund with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

     PURCHASES AT NET ASSET VALUE. Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

     In addition, Class A shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

     Clients of investment advisers and financial planners may also purchase Class A shares at NAV if their investment adviser or financial planner has entered into an administrative services agreement with the Fund. The investment adviser or financial planner must notify the Fund that an investment qualifies as a purchase at NAV.

     Trustees, directors, officers and employees of the Trust, the Adviser, the Sub-Adviser, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV.

     CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Underwriter and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Underwriter and will be equal to the commission percentage paid at the time of purchase (either 1.00%, .50% or .25% depending on the amount of purchase) as applied to the NAV at the time of purchase of the Class A shares being redeemed. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase. Class A shares of the Fund held for at least one year will not be subject to the contingent deferred sales load.

     Class B Shares
     --------------

     Class B shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. Class B shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class B shares. A contingent deferred sales load will be imposed on redemptions of Class B shares that take place within six years of the purchase date. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class B shares being redeemed. The size of this sales load will depend on how long you have held your shares, as set forth in the following table:

                                             CDSL as a
         Year Since Purchase               Percentage of
            Payment Made                  Amount Redeemed
---------------------------------         ---------------
First                                          5.00%
Second                                         4.00%
Third                                          3.00%
Fourth                                         3.00%
Fifth                                          2.00%
Sixth                                          1.00%
Seventh and thereafter                         None

The Underwriter intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

     CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares, based on the relative NAVs of the shares of the two Classes on the conversion date, approximately eight (8) years after the date of your original purchase of those shares. Class B shares you have acquired through automatic reinvestment of dividends and distributions will be converted in proportion to the total number of Class B shares you have purchased and own.

     Class C Shares
     --------------

     Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

     Additional Information on the Contingent Deferred Sales Load
     ------------------------------------------------------------

     The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue
Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Underwriter may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

     All sales loads imposed on redemptions are paid to the Underwriter. In determining whether the contingent deferred sales load is payable under each Class of shares, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

     The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of

$5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class B shares in your account are aggregated and the purchase payments made for all Class C shares in your account are aggregated.

DISTRIBUTION PLANS

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted three separate plans of distribution under which each of its three Classes of shares may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons, including the Underwriter and its affiliates, who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of each of the respective Classes.

     The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets allocable to Class B shares and Class C shares, respectively. The payments permitted by the Class B Plan and the Class C Plan fall into two categories. First, the Class B shares and the Class C shares may each directly incur or reimburse the Underwriter in an amount not to exceed .75% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares for certain distribution-related expenses as described above. The Class B Plan and Class C Plan also provide for the payment of an account maintenance fee of up to .25% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares, which may be paid to dealers based on the average value of Fund shares owned by clients of such dealers. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales loads. In the event a Plan is terminated by the Trust in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Underwriter may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B and Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

REDEEMING YOUR SHARES

     To redeem your shares, send a written request to us c/o our Transfer Agent, Integrated Fund Services, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                            WELLS S&P REIT INDEX FUND
                       C/O INTEGRATED FUND SERVICES, INC.
                                  P.O. BOX 5354
                           CINCINNATI, OHIO 45201-5354

     If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

     We redeem shares based on the current NAV on the day we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

     You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a $9 processing fee. We reserve the right to change the processing fee upon thirty days' notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to your designated account.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.
--------------------------------------------------------------------------------

A SIGNATURE GUARANTEE is required for any redemption which is $25,000 or more, which is mailed to an address other than your address of record or if your name(s) or address on your account has been changed within thirty days.

Additional Information About Accounts and Redemptions
-----------------------------------------------------

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) thirty days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal program that allows you to withdraw a fixed amount from your account each month, calendar quarter or year. Under the program, we send withdrawals to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal program.

REINVESTMENT PRIVILEGE. If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

MISCELLANEOUS. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.
o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request),
o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind", see the Statement of Additional Information for further discussion).

DIVIDENDS AND DISTRIBUTIONS

     The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     You should indicate your choice of option on your application. If no option is selected, distributions will automatically be reinvested in additional shares of the Fund (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

--------------------------------------------------------------------------------
Distributions are paid according to the following options:

SHARE OPTION -  income distributions and capital gains distributions  reinvested in additional shares without a sales load.

INCOME OPTION - income  distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares without a sales load.

CASH OPTION -   income  distributions  and capital gains  distributions  paid in cash.
--------------------------------------------------------------------------------

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

     An investor who has received any dividend or capital gains distribution from the Fund in cash may return the distribution to the Transfer Agent within thirty days of the distribution date for reinvestment at the NAV next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES

     The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Fund from net investment income are not eligible for the dividends received deduction available to corporations.

     Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to how long you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions and Exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

     The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension on issuing Forms 1099-DIV ("1099s") for the Fund. If this request is approved, we expect to mail 1099's to Fund shareholders in non-retirement plan accounts during February. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

     On each day that the Trust is open for business, the public offering price (NAV plus applicable sales load) of Class A shares and the share price (NAV) of Class B and C shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day there is sufficient trading in the Fund's investments that its NAV might be materially affected. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, relates to the Class A, Class B and Class C shares of the Fund, has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request. Information for Class B and Class C shares represents the period from their initial offering. Class B and Class C shares have less than 1 year of operations.

WELLS S&P REIT INDEX FUND-- CLASS A
FINANCIAL HIGHLIGHTS
==================================================================================
                     Per Share Data for a Share Outstanding Throughout Each Period
----------------------------------------------------------------------------------
                                                           Year           Period
                                                          Ended           Ended
                                                       December 31,    December 31,
                                                           1999          1998 (A)
----------------------------------------------------------------------------------
Net asset value at beginning of period .............    $     7.75      $    10.00
                                                        ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.38            0.26
   Net realized and unrealized losses on investments         (0.85)          (2.20)
                                                        ----------      ----------
Total from investment operations ...................         (0.47)          (1.94)
                                                        ----------      ----------
Less distributions:
   Dividends from net investment income ............         (0.38)          (0.26)
   Return of capital ...............................         (0.10)          (0.05)
                                                        ----------      ----------
Total distributions ................................         (0.48)          (0.31)
                                                        ----------      ----------

Net asset value at end of period ...................    $     6.80      $     7.75
                                                        ==========      ==========

Total return(B) ....................................        (6.24%)        (19.62%)(D)
                                                        ==========      ==========

Net assets at end of period (000's) ................    $   19,281      $   11,986
                                                        ==========      ==========

Ratio of net expenses to average net assets(C) .....         0.99%           0.99%(E)

Ratio of net investment income to average net assets         5.58%           5.33%(E)

Portfolio turnover rate ............................           17%              9%(E)

(A) Represents the period from the initial public offering of Class A shares (March 2, 1998) through December 31, 1998.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.11% and 3.30%(E) for the periods ended December 31, 1999 and 1998, respectively.
(D)  Not annualized.
(E)  Annualized.

WELLS S&P REIT INDEX FUND-- CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                   Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                                                   Period
                                                                    Ended
                                                                 December 31,
                                                                   1999(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ......................    $     8.16
                                                                 ----------
Income (loss) from investment operations:
   Net investment income ....................................          0.17
   Net realized and unrealized losses on investments ........         (1.20)
                                                                 ----------
Total from investment operations ............................         (1.03)
                                                                 ----------
Less distributions:
   Dividends from net investment income .....................         (0.17)
   Return of capital ........................................         (0.08)
                                                                 ----------
Total distributions .........................................         (0.25)
                                                                 ----------

Net asset value at end of period ............................    $     6.88
                                                                 ==========

Total return(B) .............................................       (12.73%)(D)
                                                                 ==========

Net assets at end of period (000's) .........................    $    1,306
                                                                 ==========

Ratio of net expenses to average net assets(C) ..............         1.72%(E)

Ratio of net investment income to average net assets ........         5.77%(E)

Portfolio turnover rate .....................................           17%

(A) Represents the period from the initial public offering of Class B shares (May 7, 1999) through December 31, 1999.
(B)  Total return shown excludes the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.28%(E) for the period ended December 31, 1999.
(D)  Not annualized.
(E)  Annualized.

WELLS S&P REIT INDEX FUND-- CLASS C
FINANCIAL HIGHLIGHTS
================================================================================
                   Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                                                  Period
                                                                   Ended
                                                                December 31,
                                                                   1999(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ......................    $     8.09
                                                                 ----------
Income (loss) from investment operations:
   Net investment income ....................................          0.20
   Net realized and unrealized losses on investments ........         (1.17)
                                                                 ----------
Total from investment operations ............................         (0.97)
                                                                 ----------
Less distributions:
   Dividends from net investment income .....................         (0.20)
   Return of capital ........................................         (0.06)
                                                                 ----------
Total distributions .........................................         (0.26)
                                                                 ----------

Net asset value at end of period ............................    $     6.86
                                                                 ==========

Total return(B) .............................................       (12.06%)(D)
                                                                 ==========

Net assets at end of period (000's) .........................    $    1,275
                                                                 ==========

Ratio of net expenses to average net assets(C) ..............         1.73%(E)

Ratio of net investment income to average net assets ........         5.59%(E)

Portfolio turnover rate .....................................           17%

(A) Represents the period from the initial public offering of Class C shares (May 5, 1999) through December 31, 1999.
(B)  Total return shown excludes the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.01%(E) for the period ended December 31, 1999.
(D)  Not annualized.
(E)  Annualized.

WELLS S&P REIT INDEX FUND
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

BOARD OF TRUSTEES
Leo F. Wells III
John L. Bell
Richard W. Carpenter
Bud Carter
Donald S. Moss
Walter W. Sessoms

INVESTMENT ADVISER
WELLS ASSET MANAGEMENT, INC.
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

SUB-ADVISER
GATEWAY INVESTMENT ADVISERS, L.P.
400 TechneCenter Drive
Milford, Ohio 45150

UNDERWRITER
WELLS INVESTMENT SECURITIES, INC.
6200 The Corners Parkway, Suite 250
Atlanta, Georgia 30092

INDEPENDENT AUDITORS
ARTHUR ANDERSEN LLP
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
INTEGRATED FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Services
--------------------
Nationwide:  (Toll-Free) 800-282-1581

Additional information about the Fund is included in the Statement of Additional Information, which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-888-744-2337.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-8355

                        WELLS FAMILY OF REAL ESTATE FUNDS
                        ---------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                   May 1, 2000

                            WELLS S&P REIT INDEX FUND

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Wells S&P REIT Index Fund (the "Fund") dated May 1, 2000. A copy of the Fund's Prospectus can be obtained by writing the Fund at 312 Walnut Street, 21st floor, Cincinnati, Ohio 45202 or by calling the Fund nationwide toll-free 800-282-1581.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                        Wells Family of Real Estate Funds
                            6200 The Corners Parkway
                             Atlanta, Georgia 30092


THE TRUST...................................................................   3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS...............................   4

INVESTMENT LIMITATIONS......................................................   6

TRUSTEES AND OFFICERS.......................................................   8

THE INVESTMENT ADVISER......................................................  11

THE SUB-ADVISER.............................................................  12

THE UNDERWRITER.............................................................  13

DISTRIBUTION PLANS..........................................................  13

SECURITIES TRANSACTIONS.....................................................  15

PORTFOLIO TURNOVER..........................................................  17

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE........................  17

OTHER PURCHASE INFORMATION..................................................  18

TAXES.......................................................................  19

REDEMPTION IN KIND..........................................................  21

HISTORICAL PERFORMANCE INFORMATION..........................................  21

PRINCIPAL SECURITY HOLDERS..................................................  24

CUSTODIAN...................................................................  24

AUDITORS....................................................................  24

INTEGRATED FUND SERVICES, INC...............................................  25

ANNUAL REPORT...............................................................  26

THE TRUST
---------

     The Funds are a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company, organized as an Ohio business trust on June 4, 1997. The Trust currently offers two series of shares, the Wells S&P REIT Index Fund and the Wells S&P REIT Variable Annuity Index Fund. This Statement of Additional Information relates to the Wells S&P REIT
Index Fund (the "Fund"). Information relating to the Wells S&P REIT Index Variable Annuity Fund is contained in a separate Statement of Additional Information.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Fund without his express consent.

     Each Class of shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Class B and Class C shares bear the expenses of higher distribution fees; (2) Class B shares automatically convert to Class A shares after approximately 8 years, resulting in lower annual expenses; (3) certain other Class specific expenses will be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (4) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders. Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A list of some of the terms and investment policies found in the Prospectus appears below. This list also notes and describes investment options, not described in the prospectus, that may be used by the Fund.

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the investment adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-
export   transactions  and  are  a  source  of  financing  used  extensively  in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The investment adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund. Money Market investments may also include shares of money market investment companies. The Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act. Investments by the Fund in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses.

     U.S. GOVERNMENT SECURITIES. U.S. Government Securities include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government such as obligations of the Government National Mortgage Association, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loan Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

     BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its borrowings are outstanding.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicity distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States Government, its agencies or instrumentalities), except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Invest in  interests  in real  estate or real estate  limited  partnerships
     (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale and (b) repurchase agreements not terminable within seven days; or

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     Percentage restrictions stated as an investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

     While the Fund has reserved the right to make short sales "against the box" (limitation number 4, above), the Sub-Adviser has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS
---------------------

     The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                  Compensation
Name                         Age      Position Held               From the Trust
----                         ---      -------------               --------------

*Leo F. Wells III            55       President and Trustee       $       0
*Jill M. Maggiore            42       Vice President                      0
+John L. Bell                59       Trustee                         1,000
+Richard W. Carpenter        62       Trustee                         1,000
Bud Carter                   62       Trustee                         1,000
Donald S. Moss               64       Trustee                         1,000

+Walter W. Sessoms           65       Trustee                         1,000
Theresa M. Samocki           30       Treasurer                           0
Tina D. Hosking              31       Secretary                           0


* Mr. Wells and Ms. Maggiore, as affiliated persons of the Adviser and the Underwriter, are "interested persons" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     LEO F. WELLS III, 6200 The Corners Parkway, Atlanta, Georgia, is President and sole Director of Wells Capital, Inc. (a real estate company). In addition, he is President of Wells & Associates, Inc. (a real estate brokerage company). He is also the sole Director and President of Wells Management Company, Inc., a property management company he founded in 1983; Wells Advisers, Inc., a company he organized in 1991 to act as a non-bank custodian for IRAs; Wells Real Estate Funds, Inc., a company he organized in February, 1997 to act as a holding company for the Wells group of companies; and Wells Development Corporation, a company formed in April, 1997 to acquire and develop commercial real estate properties. Mr. Wells holds a Bachelor of Business Administration degree in Economics from the University of Georgia. He is also a member of the
International   Association  for  Financial   Planning  and  a  registered  NASD
principal.

     JILL M. MAGGIORE, 6200 The Corners Parkway, Atlanta, Georgia, is Vice President of Mutual Funds of Wells Real Estate Funds. Ms. Maggiore joined Wells Real Estate Funds in March 1998. She is responsible for all aspects of the Wells Mutual Fund including acting as the Investment Manager. She also provides the firm's industry research and statistical analysis for comparative performance studies. Prior to joining Wells Real Estate Funds, Ms. Maggiore worked for Keogler Investment Advisory in Atlanta. In this capacity, she was a founding partner and member of the Board. She was responsible for running the Packaged Product Department (including Mutual Funds, Insurance, and Partnerships), Research Department, and Conference Department. She also acted as the Firm's National Sales Manager and Home Office Branch Manager. While with KIA, Ms. Maggiore helped the firm grow from ground level to raising over $40 million dollars a year. The Firm was sold in 1998 to SunAmerica Financial. Ms. Maggiore holds a Bachelor of Business degree from Auburn University. She is also a registered NASD rep, principal and holds Accident and Sickness, Life, Variable Annuity and Variable Life Insurance Licenses.

     JOHN L. BELL, 800 Mount Vernon Highway, Suite 230, Atlanta, Georgia, is the General Partner of JB Family LLP (an investment firm). He is also the past owner and Chief Executive Officer of Bell-Mann, Inc. (a flooring company).

     RICHARD W. CARPENTER, 5570 Glenridge Drive, Atlanta, Georgia, is President and Director of the following business entities: Reamark Holdings, Corp.(a real estate company); Commonwealth Oil Refining Company (an oil terminal); Leisure Technology, Inc. (a real estate company); and Wyatt Energy, Inc. (an oil terminal). In addition, he is also the Managing Partner of Carpenter Properties LP (a real estate company) and a Director of TaraCorp (a manufacturing company). He also serves as a Director of First Liberty Financial Corp. and First Liberty Savings Bank.

     BUD CARTER, 100 Mt. Shasta Lane, Alpharetta, Georgia, is the Regional Manager Senior Vice President of The Executive Committee. He is also Board Manager of Warebase 9 (an Internet Media Company).

     DONALD S. MOSS, 181 Hummingbird Circle, Highlands, North Carolina, is presently retired. He previously worked for Avon Products, Incorporated.

     WALTER WOODROW SESSOMS, 5995 River Chase Circle, Atlanta, Georgia, is presently retired. He previously served as a Group President for BellSouth Telecommunications from December, 1991 through June, 1997.

     THERESA M. SAMOCKI, Cincinnati, Ohio, is Vice President and Fund Accounting Manager of Integrated Fund Services, Inc. (a registered transfer agent). She is also Vice President of IFS Fund Distributors (a registered broker-dealer).

     TINA D. HOSKING, Cincinnati, Ohio, is Vice President and Associate General Counsel of Integrated Fund Services, Inc. and IFS Fund Distributors, Inc. (a registered broker-dealer).

     Each non-interested Trustee will receive an annual retainer of $6,000, paid in $500 per month payments and a $125 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

THE INVESTMENT ADVISER
----------------------

     Wells Asset Management, Inc. (the "Adviser") is the Fund's investment manager. Leo F. Wells III is the controlling shareholder of the Adviser. Mr. Wells, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.


     Under the terms of the advisory agreement between the Trust and the Adviser, the Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .50% of its average daily net assets. For the fiscal periods ended December 31, 1999 and 1998, the Fund accrued advisory fees of $86,810 and $26,576, respectively. However, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived its entire advisory fee for each year and reimbursed the Fund for $ 198,373 and $97,030, respectively, of its other operating expenses.


     The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under their plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Trust's advisory agreement will remain in force until January 12, 2001 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISER
---------------

     Gateway Investment Advisers, L.P. (the "Sub-Adviser") manages the Fund's investments pursuant to a sub-advisory agreement between the Sub-Adviser, the Adviser and the Trust.

     The Sub-Adviser is a Delaware limited partnership which has been managing assets for institutional and individual investors since December 15, 1995. Prior to that time, Gateway Investment Advisers, Inc. ("GIA") had provided investment management services to institutional and individual investors since its inception in June, 1977. The Sub-Adviser became the successor in interest to the assets, business and personnel of GIA. GIA is the general partner of the Sub-Adviser with a 76% ownership interest, while Alex. Brown Investments Incorporated ("ABII") is the sole limited partner with a 24% ownership interest. ABII is an affiliate of Alex. Brown Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. Walter
G. Sall, Chairman, and J. Patrick Rogers, President, together own of record and beneficially 99.85% of the outstanding shares of GIA and thereby control the Sub-Adviser.


     The Adviser (not the Fund) pays the Sub-Adviser a fee computed and accrued daily and paid monthly at an annual rate of .15% of the value of the Fund's average daily net assets up to $100,000,000, .10% of such assets from $100,000,000 to $200,000,000 and .07% of such assets in excess of $200,000,000;
provided, however, that the minimum fee is $3,000 per month. For the fiscal periods ended December 31, 1999 and 1998, the Adviser paid the Sub-Adviser fees of $86,810 and $21,623, respectively.


     By its terms, the sub-advisory agreement will remain in force until January 12, 2001 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The sub-advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser. The sub-advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE UNDERWRITER
---------------

     Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Atlanta, Georgia 30092, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.


     For the fiscal periods ended December 31, 1999 and 1998, the aggregate commissions collected on sales of the Class A shares were $292,553 and $357,246, respectively, of which the Underwriter paid $251,174 and $322,162, respectively, to unaffiliated broker-dealers in the selling network and retained $41,379 and $35,084, respectively, from underwriting and broker commissions. For the fiscal period ended December 31, 1999, the aggregate commissions collected on sales of Class B and Class C shares were $39,991 and $10,562, respectively, of which the Underwriter paid $39,991 and $10,562, respectively, to unaffiliated broker-dealers in the selling network. The Underwriter did not retain any of the commissions for the sale of Class B and Class C shares.


     The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

     By its terms, the Trust's underwriting agreement will remain in force until January 12, 2001 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's underwriting agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The underwriting agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

DISTRIBUTION PLANS
------------------


     CLASS A SHARES -- As stated in the Prospectus, the Fund has adopted a plan of distribution with respect to the Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its Class A shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities brokers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. For the fiscal periods ended December 31, 1999 and 1998, the Class A shares paid $331 and $0 in distribution expenses. These expenses were all in the form of payments to broker-dealers.

     CLASS B SHARES AND CLASS C SHARES -- The Fund has also adopted plans of distribution with respect to the Class B shares and Class C shares of the Fund (the "Class B Plan" and the "Class C Plan"). The Class B Plan and the Class C Plan provide for two categories of payments. First, the Plans provide for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class B and Class C shares, which may be paid to other brokers based on the average value of the Fund's Class B and Class C shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of its daily net assets allocable to Class B and Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B and Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class B and Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to brokers and other persons in an amount up to .75% per annum of the average value of Class B and Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. For the fiscal period ended December 31, 1999, the Class B and Class C shares paid $4 and $0, respectively, in distribution expenses (payments to broker-dealers).


     GENERAL INFORMATION. The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of the Fund. In the event a Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Fund pursuant to the

Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Adviser, Leo F. Wells may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Sub-Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Sub-Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer.


     The Sub-Adviser is specifically authorized to select brokers to buy and sell securities for the Fund who also provide brokerage and research services to the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion. During the fiscal periods ended December 31, 1999 and 1998, the amount of brokerage transactions and related commissions for the Fund directed to brokers due to research services provided were $17,850,419 and $33,973, respectively, and $14,396,170 and $22,880, respectively.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Sub-Adviser in servicing all of its accounts and not all such services may be used by the Sub-Adviser in connection with the Fund.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, the Sub-Adviser or the Underwriter.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Sub-Adviser and other affiliates of the Trust or the Sub-Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Sub-Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor the Sub-Adviser, nor affiliates of the Trust, the Adviser, or the Sub-Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.


CODE OF ETHICS
--------------

     The Trust, the Adviser, Sub-Adviser and Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser, Sub-Adviser and Underwriter and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser and Sub-Adviser. The Code requires that all employees of the Adviser, Sub-Adviser and Underwriter preclear any personal securities transactions (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser, Sub-Adviser include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser and Sub-Adviser within periods of trading by the Fund in the same (or equivalent) security.


PORTFOLIO TURNOVER
------------------


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Sub-Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period. For the fiscal periods ended December 31, 1999 and 1998, the Fund's annualized portfolio turnover rate was 17% and 9%, respectively.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of the Fund, changes in the S&P REIT Index and market and other conditions, and it will not be a limiting factor when the Sub-Adviser believes that portfolio changes are appropriate.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of Class A shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Class A shares of the Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Integrated Fund Services, Inc. (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined below) of Class A shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.


     As of December 31, 1999, the Fund had capital loss carry forwards for federal income tax purposes of $357,546, which expire through the year December 31, 2007.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

     The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as return of capital. The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss for tax purposes) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your Fund shares.

     Two other important tax considerations about return of capital:

     * If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Fund will be reduced by the amount of return of capital and capital gains included in the distribution.

     * A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero

          (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

REDEMPTION IN KIND
------------------

     When it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any ninety day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum initial sales load from the initial $1,000 payment. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The Fund's Class A, Class B and Class C shares average annual returns for the period ended December 31, 1999 are:

                           1 Year         Since Inception
                           ------         ---------------


     Class A Shares       -10.00%         -16.17% (Inception Date March 2, 1998)
     Class B Shares                       -12.73% (Inception Date May 7, 1999)
     Class C Shares                       -12.06%  (Inception Date May 5, 1999)

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable initial sales load which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable initial sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


     From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yield of the Class A shares for the thirty days ended March 31, 2000 was 7.82%.


     The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets and the S&P REIT Index, which is made up of approximately 100 stocks which constitute a representative sample of all publicly traded Real Estate Investment Trusts. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors  may use such  indices in  addition to the Fund's  Prospectus  to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------


     As of April 14, 2000, Donaldson Lufkin & Jenrette Securities Corporation, P.O. Box 2052, Jersey City, New Jersey, owned of record 28.49% of the outstanding Class B shares of the Fund and 24.24% of the outstanding shares of the Class C shares of the Fund; First Trust Corporation , PO Box 173301, Denver, Colorado 80217-3301 owned of record 6.67% of the oustanding shares of the Class B shares of the Fund; Sterling Trust Company, PO Box 2526, Waco, Texas 76702-2526 owned of record 6.99% of the outstanding shares of the Class B shares of the Fund; SG Cowen Securities, Financial Square, New York, New York, owned of record 6% of the outstanding Class B shares of the Fund; and Resources Trust Company, PO Box 5900, Denver, Colorado 80217 owned of record 7.30% of the outstanding shares of the Class C shares of the Fund.

     As of April 14, 2000, the Trustees and officers of the Trust as a group owned of record or beneficially less than one percent of the outstanding shares of the Fund.


CUSTODIAN
---------

     Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. Star Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 1999. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

INTEGRATED FUND SERVICES, INC.
------------------------------


     The Trust has retained Integrated Fund Services, Inc. (the "Transfer Agent") to act as its transfer agent. The Transfer Agent is an wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,200 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


     The Transfer Agent also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties, the Fund pays the Transfer Agent a fee in accordance with the following schedule:

        Average Monthly Net Assets           Monthly Fee
        --------------------------           -----------
        $          0 - $ 50,000,000          $2,000
        $ 50,000,000 -  100,000,000          $2,500
        $100,000,000 -  200,000,000          $3,000
        $200,000,000 -  300,000,000          $4,000
        Over -  300,000,000                  $5,000 + .001%
                                             of average monthly
                                             net assets.

The Fund pays all costs of external pricing services.

     The Transfer Agent also provides administrative services to the Fund. In this capacity, the Transfer Agent supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Transfer Agent a fee at the annual rate of .15% of the average value of its daily net assets up to $50,000,000,
 .125% of such assets from $50,000,000 to $100,000,000 and .1% of such assets in excess of $100,000,000, provided, however, that the minimum fee is $1,000 per month.


     For the fiscal periods ended December 31, 1999 and 1998, the Transfer Agent received transfer agency fees, accounting services fees and administrative services fees of $42,614 ($23,418 from Class A shares, 9,600 from Class B shares and $9,600 from Class C shares) $40,000 and $26,009, respectively, and $10,800, $18,000 and $10,042, respectively, from the Fund.


ANNUAL REPORT

     The Fund's Annual Financial Statements as of December 31, 1999, which have been audited by Arthur Andersen LLP, are attached to this Statement of Additional Information.

WELLS S&P REIT INDEX FUND
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

BOARD OF TRUSTEES                                    Wells
Leo F. Wells III                                      S&P
John L. Bell                                    REIT INDEX FUND
Richard W. Carpenter
Bud Carter
Donald S. Moss
Walter W. Sessoms

INVESTMENT ADVISER
Wells Asset Management, Inc.                     Annual Report
6200 The Corners Parkway, Suite 250            December 31, 1999
Atlanta, Georgia 30092

SUB-ADVISER
Gateway Investment Advisers, L.P.
400 TechneCenter Drive
Milford, Ohio 45150

UNDERWRITER                                          [LOGO]
Wells Investment Securities, Inc.                    WELLS
6200 The Corners Parkway, Suite 250            Real Estate Funds
Atlanta, Georgia 30092

INDEPENDENT AUDITORS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

LETTER TO SHAREHOLDERS                                             February 2000
================================================================================

Dear Shareholder,

As we reflect on 1999, the Wells S&P REIT Index Fund continues to yield quite impressive dividends which are currently averaging more than six times higher than that of the S&P 500. Even better news is that real estate fundamentals remain strong, and since December, struggling REIT share prices appear to be on the road to recovery. Industry experts and observers attribute the lackluster interest in REITs in 1999 to the overwhelming net investments in high-tech stocks and everything-dot-com. However, most experts predict a bright 2000 for REITs.

The recent success of e-commerce companies creates a demand for more office and warehouse/distribution space. Simply put, that means more real estate to accommodate a growing e-commerce economy. Nevertheless, because stock market volatility remains a concern, investors and advisors will likely revisit the topic of portfolio allocation and will look to REITs as the traditional portfolio stabilizers they have historically proven to be. For existing REIT investors, this means rallying prices for the tremendously undervalued REIT share.

The  Wells  S&P  REIT  Index  Fund  continues  to  offer  its  investors   broad
diversification, liquidity, growth opportunities, and cash dividends. Additionally, Wells is the only company to offer a mutual fund that tracks Standard and Poor's REIT Composite Index. The Fund characteristically invests at least 95% of assets in stocks included in the index, in approximately the same proportion. The remaining 5% is invested in cash to maintain liquidity.

In 1999, the Fund's portfolio reflected approximately 80% of the total US Public REIT market capitalization and represented all REIT sectors and property types. These investments include 101 REITs, 99 of which are on the New York Stock Exchange, one on the American Stock Exchange, and one on The Nasdaq Stock Market.

The long-term outlook for the REIT market: Understanding the REIT market in 1999 is important in projecting the future of REITs. We anticipate that strong real estate fundamentals will be maintained. And, with REITs once again getting the endorsements they deserve from high-profile investors like Warren Buffett, we can look forward to a potential rebound of the REIT market. Meanwhile, REITs continue to be attractive investments because they distribute nearly all of their income to shareholders and they receive uniquely favorable tax treatment. All things considered, long-term growth is to be expected while REITs should continue to yield the cash flow that makes them a major income-producing investment option.

We are proud of the Wells S&P REIT Index Fund and are grateful to our loyal investors who have helped us to grow. We look forward to meeting your real estate investment needs with many more distinctive products. Your questions and comments are always welcome. Please do not hesitate to call us at (800) 282-1581.

Yours truly,

/s/ Leo F. Wells III

Leo F. Wells III

PERFORMANCE INFORMATION
================================================================================

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WELLS S&P REIT INDEX FUND AND THE S&P REIT INDEX

                               [GRAPHIC OMITTED]

                                                    12/31/99
                                                    --------
                  Wells S&P REIT Index Fund          $7,235
                  S&P REIT Index                     $7,752

           Past performance is not predictive of future performance.

                -----------------------------------------------
                           Wells S&P REIT Index Fund
                          Average Annual Total Return

                               1 Year          Since Inception*
                Class A        (10.00%)            (16.21%)
                Class B          N/A               (12.73%)**
                Class C          N/A               (12.06%)**
                -----------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on March 2, 1998, the initial public offering of Class B shares commenced on May 7, 1999 and the initial public offering of Class C shares commenced on May 5, 1999.

**Represents the total return for each class from its respective initial public offering to December 31, 1999.

WELLS S&P REIT INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
================================================================================
ASSETS
Investment securities:
   At acquisition cost ........................................    $ 24,568,368
                                                                   ============

   At market value (Note 1) ...................................    $ 21,607,646
Dividends receivable ..........................................         144,120
Receivable from Adviser (Note 3) ..............................           9,460
Receivable for capital shares sold ............................         133,941
Receivable for securities sold ................................          65,566
Organization expenses, net (Note 1) ...........................          23,984
Other assets ..................................................          45,512
                                                                   ------------
   TOTAL ASSETS ...............................................      22,030,229
                                                                   ------------

LIABILITIES
Payable for capital shares redeemed ...........................          10,721
Payable for securities purchased ..............................         128,883
Payable to Administrator (Note 3) .............................          11,190
Other accrued expenses and liabilities ........................          17,076
                                                                   ------------
   TOTAL LIABILITIES ..........................................         167,870
                                                                   ------------

NET ASSETS ....................................................    $ 21,862,359
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital ...............................................    $ 26,019,014
Accumulated net realized losses from security transactions ....      (1,195,933)
Net unrealized depreciation on investments ....................      (2,960,722)
                                                                   ------------
Net assets ....................................................    $ 21,862,359
                                                                   ============

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares .......................    $ 19,280,655
                                                                   ============
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value) .........       2,834,007
                                                                   ============

Net asset value and redemption price per share (Note 1) .......    $       6.80
                                                                   ============

Maximum offering price per share (Note 1) .....................    $       7.08
                                                                   ============

PRICING OF CLASS B SHARES
Net assets applicable to Class B shares .......................    $  1,306,303
                                                                   ============
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value) .........         189,763
                                                                   ============
Net asset value, offering price and
redemption price per share (Note 1) ...........................    $       6.88
                                                                   ============

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares .......................    $  1,275,401
                                                                   ============
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value) .........         185,835
                                                                   ============
Net asset value, offering price and
redemption price per share (Note 1) ...........................    $       6.86
                                                                   ============

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
================================================================================
INVESTMENT INCOME
   Dividends ..................................................    $  1,149,485
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 3) ..........................          86,810
   Custodian fees .............................................          54,030
   Transfer agent fees, Class A (Note 3) ......................          23,418
   Transfer agent fees, Class B (Note 3) ......................           9,600
   Transfer agent fees, Class C (Note 3) ......................           9,600
   Accounting services fees (Note 3) ..........................          40,000
   Insurance expense ..........................................          36,811
   Registration fees, Common ..................................          27,203
   Registration fees, Class A .................................             527
   Registration fees, Class B .................................           2,988
   Registration fees, Class C .................................           2,998
   Administrative services fees (Note 3) ......................          26,009
   Professional fees ..........................................          23,028
   Postage and supplies .......................................          18,001
   Amortization of organization expenses (Note 1) .............           7,574
   Reports to shareholders ....................................           5,098
   Pricing expenses ...........................................           2,196
   Trustees' fees and expenses ................................           1,250
   Distribution expenses, Class A (Note 3) ....................             331
   Distribution expenses, Class B (Note 3) ....................               4
                                                                   ------------
      TOTAL EXPENSES ..........................................         377,476
   Fees waived and expenses reimbursed by the Adviser (Note 3)         (198,373)
                                                                   ------------
      NET EXPENSES ............................................         179,103
                                                                   ------------

NET INVESTMENT INCOME .........................................         970,382
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Net realized losses from security transactions .............      (1,010,275)
   Net change in unrealized appreciation/
      depreciation on investments .............................      (1,502,786)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS .............      (2,513,061)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ....................    $ (1,542,679)
                                                                   ============

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended December 31, 1999 and 1998
===========================================================================================
                                                                  Year           Period
                                                                 Ended            Ended
                                                              December 31,     December 31,
                                                                  1999            1998(A)
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income .................................    $    970,382     $    283,229
   Net realized losses from security transactions ........      (1,010,275)        (185,658)
   Net change in unrealized appreciation/
      depreciation on investments ........................      (1,502,786)      (1,457,936)
                                                              ------------     ------------
Net decrease in net assets from operations ...............      (1,542,679)      (1,360,365)
                                                              ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income, Class A .........        (914,054)        (283,229)
   Dividends from net investment income, Class B .........         (27,091)              --
   Dividends from net investment income, Class C .........         (29,237)              --
   Return of capital, Class A ............................        (232,688)         (61,104)
   Return of capital, Class B ............................         (11,705)              --
   Return of capital, Class C ............................          (8,711)              --
                                                              ------------     ------------
Decrease in net assets from distributions to shareholders       (1,223,486)        (344,333)
                                                              ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 4):
CLASS A
   Proceeds from shares sold .............................      11,937,533       13,598,352
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ...................       1,010,353          318,441
   Payments for shares redeemed ..........................      (3,137,252)        (326,417)
                                                              ------------     ------------
Net increase in net assets from Class A share transactions       9,810,634       13,590,376
                                                              ------------     ------------
CLASS B
   Proceeds from shares sold .............................       1,398,817               --
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ...................          27,124               --
   Payments for shares redeemed ..........................          (7,741)              --
                                                              ------------     ------------
Net increase in net assets from Class B share transactions       1,418,200               --
                                                              ------------     ------------
CLASS C
   Proceeds from shares sold .............................       1,692,064               --
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ...................          29,453               --
   Payments for shares redeemed ..........................        (307,505)              --
                                                              ------------     ------------
Net increase in net assets from Class C share transactions       1,414,012               --
                                                              ------------     ------------

TOTAL INCREASE IN NET ASSETS .............................       9,876,681       11,885,678

NET ASSETS:
   Beginning of period (Note 1) ..........................      11,985,678          100,000
                                                              ------------     ------------
   End of period .........................................    $ 21,862,359     $ 11,985,678
                                                              ============     ============

(A) Represents the period from the commencement of operations (March 2, 1998) through December 31, 1998.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND-- CLASS A
FINANCIAL HIGHLIGHTS
==================================================================================
                     Per Share Data for a Share Outstanding Throughout Each Period
----------------------------------------------------------------------------------
                                                           Year           Period
                                                          Ended           Ended
                                                       December 31,    December 31,
                                                           1999          1998 (A)
----------------------------------------------------------------------------------
Net asset value at beginning of period .............    $     7.75      $    10.00
                                                        ----------      ----------

Income (loss) from investment operations:
   Net investment income ...........................          0.38            0.26
   Net realized and unrealized losses on investments         (0.85)          (2.20)
                                                        ----------      ----------
Total from investment operations ...................         (0.47)          (1.94)
                                                        ----------      ----------
Less distributions:
   Dividends from net investment income ............         (0.38)          (0.26)
   Return of capital ...............................         (0.10)          (0.05)
                                                        ----------      ----------
Total distributions ................................         (0.48)          (0.31)
                                                        ----------      ----------

Net asset value at end of period ...................    $     6.80      $     7.75
                                                        ==========      ==========

Total return(B) ....................................        (6.24%)        (19.62%)(D)
                                                        ==========      ==========

Net assets at end of period (000's) ................    $   19,281      $   11,986
                                                        ==========      ==========

Ratio of net expenses to average net assets(C) .....         0.99%           0.99%(E)

Ratio of net investment income to average net assets         5.58%           5.33%(E)

Portfolio turnover rate ............................           17%              9%(E)

(A) Represents the period from the initial public offering of Class A shares (March 2, 1998) through December 31, 1998.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.11% and 3.30%(E) for the periods ended December 31, 1999 and 1998, respectively (Note 3).
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND-- CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                   Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                                                   Period
                                                                    Ended
                                                                 December 31,
                                                                   1999(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ......................    $     8.16
                                                                 ----------
Income (loss) from investment operations:
   Net investment income ....................................          0.17
   Net realized and unrealized losses on investments ........         (1.20)
                                                                 ----------
Total from investment operations ............................         (1.03)
                                                                 ----------
Less distributions:
   Dividends from net investment income .....................         (0.17)
   Return of capital ........................................         (0.08)
                                                                 ----------
Total distributions .........................................         (0.25)
                                                                 ----------

Net asset value at end of period ............................    $     6.88
                                                                 ==========

Total return(B) .............................................       (12.73%)(D)
                                                                 ==========

Net assets at end of period (000's) .........................    $    1,306
                                                                 ==========

Ratio of net expenses to average net assets(C) ..............         1.72%(E)

Ratio of net investment income to average net assets ........         5.77%(E)

Portfolio turnover rate .....................................           17%

(A) Represents the period from the initial public offering of Class B shares (May 7, 1999) through December 31, 1999.
(B)  Total return shown excludes the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.28%(E) for the period ended December 31, 1999 (Note 3).
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND-- CLASS C
FINANCIAL HIGHLIGHTS
================================================================================
                   Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                                                  Period
                                                                   Ended
                                                                December 31,
                                                                   1999(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ......................    $     8.09
                                                                 ----------
Income (loss) from investment operations:
   Net investment income ....................................          0.20
   Net realized and unrealized losses on investments ........         (1.17)
                                                                 ----------
Total from investment operations ............................         (0.97)
                                                                 ----------
Less distributions:
   Dividends from net investment income .....................         (0.20)
   Return of capital ........................................         (0.06)
                                                                 ----------
Total distributions .........................................         (0.26)
                                                                 ----------

Net asset value at end of period ............................    $     6.86
                                                                 ==========

Total return(B) .............................................       (12.06%)(D)
                                                                 ==========

Net assets at end of period (000's) .........................    $    1,275
                                                                 ==========

Ratio of net expenses to average net assets(C) ..............         1.73%(E)

Ratio of net investment income to average net assets ........         5.59%(E)

Portfolio turnover rate .....................................           17%

(A) Represents the period from the initial public offering of Class C shares (May 5, 1999) through December 31, 1999.
(B)  Total return shown excludes the effect of applicable sales loads.
(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.01%(E) for the period ended December 31, 1999 (Note 3).
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS
December 31, 1999
================================================================================
                                                                       Market
COMMON STOCKS -- 97.2%                                     Shares       Value
--------------------------------------------------------------------------------
APARTMENT/RESIDENTIAL-- 23.3%
Apartment Investment & Management Company - Class A        13,700   $    545,431
Archstone Communities Trust ........................       28,600        586,300
Associated Estates Realty Corp. ....................        4,400         34,375
Avalon Bay Communities, Inc. .......................       13,474        462,327
BRE Properties, Inc. - Class A .....................        9,200        208,725
Camden Property Trust ..............................        8,275        226,528
Chateau Communities, Inc. ..........................        5,800        150,437
Colonial Properties Trust ..........................        4,700        108,981
Cornerstone Realty Income Trust, Inc. ..............        8,000         78,000
Equity Residential Properties Trust ................       25,955      1,107,954
Essex Property Trust, Inc. .........................        3,700        125,800
Gables Residential Trust ...........................        5,200        124,800
Home Properties of NY, Inc. ........................        4,000        109,750
Manufactured Home Communities, Inc. ................        4,900        119,131
Mid-America Apartment Communities, Inc. ............        3,800         85,975
Pennsylvania Real Estate Investment Trust ..........        2,700         39,319
Post Properties, Inc. ..............................        7,900        302,175
Smith (Charles E.) Residential Realty, Inc. ........        4,100        145,038
Summit Properties, Inc. ............................        5,900        105,463
Sun Communities, Inc. ..............................        3,600        115,875
United Dominion Realty Trust, Inc. .................       21,100        208,363
Walden Residential Properties, Inc. ................        5,200        112,450
                                                                    ------------
                                                                       5,103,197
                                                                    ------------
DIVERSIFIED-- 9.4%
Duke-Weeks Realty Corp. ............................       25,640        499,980
Franchise Finance Corp. of America .................       11,500        275,281
Glenborough Realty Trust, Inc. .....................        6,400         85,600
Liberty Property Trust .............................       13,700        332,225
National Golf Properties, Inc. .....................        2,500         49,375
Pacific Gulf Properties, Inc. ......................        4,200         85,050
Prison Realty Trust, Inc. ..........................       20,300        102,769
Spieker Properties, Inc. ...........................       13,300        484,619
U.S. Restaurant Properties, Inc. ...................        3,100         44,369
Washington Real Estate Investment Trust ............        7,300        109,500
                                                                    ------------
                                                                       2,068,768
                                                                    ------------
HEALTH CARE-- 5.4%
Health Care Property Investors, Inc. ...............       10,578        252,550
Health Care REIT, Inc. .............................        5,800         87,725
Healthcare Realty Trust, Inc. ......................        8,233        128,641
HRPT Properties Trust ..............................       27,000        243,000
LTC Properties, Inc. ...............................        5,600         47,250
Meditrust Corp. ....................................       29,200        160,600

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       Market
COMMON STOCKS -- 97.2% (Continued)                         Shares       Value
--------------------------------------------------------------------------------
HEALTH CARE-- 5.4% (Continued)
National Health Investors, Inc. ....................        5,000   $     74,375
Nationwide Health Properties, Inc. .................        9,500        130,625
OMEGA Healthcare Investors, Inc. ...................        4,100         52,018
                                                                    ------------
                                                                       1,176,784
                                                                    ------------
HOTEL-- 5.2%
Equity Inns, Inc. ..................................        7,600         51,300
FelCor Lodging Trust, Inc. .........................       13,500        236,250
Hospitality Properties Trust .......................       11,600        221,125
Host Marriott Corp. ................................       46,900        386,925
MeriStar Hospitality Corp. .........................        9,800        156,800
RFS Hotel Investors, Inc. ..........................        5,100         53,231
Winston Hotels, Inc. ...............................        3,400         27,625
                                                                    ------------
                                                                       1,133,256
                                                                    ------------
INDUSTRIAL/OFFICE-- 28.9%
AMB Property Corp. .................................       17,700        352,894
Arden Realty, Inc. .................................       13,000        260,812
Bedford Property Investors, Inc. ...................        4,600         78,487
Boston Properties, Inc. ............................       13,900        432,637
Brandywine Realty Trust ............................        7,700        126,087
CarrAmerica Realty Corp. ...........................       13,700        289,413
CenterPoint Properties Corp. .......................        4,200        150,675
Cornerstone Properties, Inc. .......................       26,600        389,025
Cousins Properties, Inc. ...........................        6,600        223,987
Crescent Real Estate Equities Co. ..................       24,700        453,863
EastGroup Properties, Inc. .........................        3,300         61,050
Equity Office Properties Trust .....................       51,700      1,273,113
First Industrial Realty Trust, Inc. ................        7,800        214,013
Highwoods Properties, Inc. .........................       12,700        295,275
Kilroy Realty Corp. ................................        5,700        125,400
Koger Equity, Inc. .................................        5,500         92,813
Mack-Cali Realty Corp. .............................       12,000        312,750
Parkway Properties, Inc. ...........................        2,100         60,506
Prentiss Properties Trust ..........................        7,700        161,700
ProLogis Trust .....................................       33,090        636,983
Reckson Associates Realty Corp. ....................       10,400        213,200
SL Green Realty Corp. ..............................        5,000        108,750
                                                                    ------------
                                                                       6,313,433
                                                                    ------------
MORTGAGE-- 1.0%
Dynex Capital, Inc.* ...............................        2,325         14,967
Indymac Mortgage Holdings, Inc. ....................       15,700        200,175
                                                                    ------------
                                                                         215,142
                                                                    ------------

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       Market
COMMON STOCKS -- 97.2% (Continued)                         Shares       Value
--------------------------------------------------------------------------------
RETAIL CENTERS-- 19.5%
Bradley Real Estate, Inc. ..........................        4,900   $     85,443
Burnham Pacific Properties, Inc. ...................        6,600         61,875
CBL & Associates Properties, Inc. ..................        5,100        105,187
Chelsea GCA Realty, Inc. ...........................        3,300         98,175
Commercial Net Lease Realty ........................        6,200         61,612
Developers Diversified Realty Corp. ................       12,300        158,363
Federal Realty Investment Trust ....................        8,300        156,144
General Growth Properties, Inc. ....................       10,600        296,800
Glimcher Realty Trust ..............................        4,900         63,087
IRT Property Co. ...................................        6,800         53,125
JDN Realty Corp. ...................................        6,900        111,262
JP Realty, Inc. ....................................        3,600         56,250
Kimco Realty Corp. .................................       12,500        423,438
Kranzco Realty Trust ...............................        2,200         19,387
Macerich Co. (The) .................................        7,000        145,688
Mills Corp. ........................................        4,900         87,588
New Plan Excel Realty Trust ........................       18,160        287,155
Prime Retail, Inc. .................................        8,877         49,933
Realty Income Corp. ................................        5,500        113,438
Simon Property Group, Inc. .........................       35,600        816,575
Taubman Centers, Inc. ..............................       10,900        117,175
Urban Shopping Centers, Inc. .......................        3,700        100,363
Vornado Realty Trust ...............................       17,600        572,000
Weingarten Realty Investors ........................        5,500        214,156
                                                                    ------------
                                                                       4,254,219
                                                                    ------------
SELF STORAGE-- 4.5%
Public Storage, Inc. ...............................       27,934        633,753
Shurgard Storage Centers, Inc. - Class A ...........        6,000        139,125
Sovran Self Storage, Inc. ..........................        2,600         49,237
Storage USA, Inc. ..................................        5,700        172,425
                                                                    ------------
                                                                         994,540
                                                                    ------------

TOTAL COMMON STOCKS (Cost $24,220,061) .............                $ 21,259,339
                                                                    ------------

CASH EQUIVALENTS-- 1.6% (Cost $348,307)
Firstar Stellar Treasury Fund ......................      348,307   $    348,307
                                                                    ------------

TOTAL INVESTMENT SECURITIES-- 98.8% (Cost $24,568,368)              $ 21,607,646

OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.2% .......                     254,713
                                                                    ------------

NET ASSETS-- 100.0% ................................                $ 21,862,359
                                                                    ============

* Non-income producing security.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Wells S&P REIT Index Fund (the Fund) is a diversified series of the Wells Family of Real Estate Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on June 4, 1997. The Fund was capitalized on December 22, 1997, when Leo F. Wells III, the President of the Fund's investment adviser, Wells Asset Management, Inc. (the Adviser), purchased the initial 10,000 shares of the Fund at $10 per share. The public offering of Class A shares of the Fund commenced on March 2, 1998. The Fund had no operations prior to the public offering of Class A shares except for the initial issuance of shares. The public offering of Class B shares and Class C shares commenced on May 7, 1999 and May 5, 1999, respectively.

The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the Index) by investing in the stocks included in the Index.

The Fund offers three classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class B shares (sold subject to a maximum 5% contingent deferred sales load if redeemed within six years of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class B shares) and Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) Class B shares and Class C shares bear the expenses of higher distribution fees; (2) Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower annual expenses; (3) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (4) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on stock exchanges or quoted by NASDAQ are valued at their last sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at their last sales price or, if not available, at their last quoted bid price.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class B shares and Class C shares is equal to the net asset value per share.

The redemption price per share of each class of shares of the Fund is equal to the net asset value per share. However, Class B shares are subject to a maximum contingent deferred sales load of 5% on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase. Class C shares are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income are declared and paid quarterly. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $357,546, which expire on December 31, 2007. In addition, the Fund elected to defer until its subsequent tax year $141,835 of capital losses incurred after October 31, 1999. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

As of December 31, 1999, net unrealized depreciation on investments was $3,657,274 for federal income tax purposes, of which $195,421 related to appreciated securities and $3,852,695 related to depreciated securities based on a federal income tax cost basis of $25,264,920. The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

Reclassification of capital accounts -- On December 31, 1999, the Fund reclassified $253,104 of overdistributed net investment income against paid-in capital. This reclassification has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended December 31, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $15,178,264 and $2,861,405, respectively.

3.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

ADVISORY AGREEMENT
The Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs pursuant to the terms of an Advisory Agreement between the Adviser and the Trust. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund.

In order to reduce the operating expenses of the Fund, the Adviser voluntarily waived its investment advisory fees of $86,810 and reimbursed the Fund for $111,563 of other operating expenses during the year ended December 31, 1999.

SUB-ADVISORY AGREEMENT
Gateway Investment Advisers, L.P. (the Sub-Adviser) has been retained by the Adviser to manage the Fund's investments pursuant to the terms of a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust. The Adviser (not the Fund) pays the Sub-Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.15% of the Fund's average daily net assets up to $100 million; 0.10% of such net assets from $100 million to $200 million; and 0.07% of such net assets in excess of $200 million, subject to a $3,000 minimum monthly fee.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,200 minimum monthly fee for each class of shares. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee from the Fund, based on current net assets and the number of classes of shares, of $4,000. In addition, the Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, Wells Investment Securities, Inc. (the Underwriter) serves as the exclusive agent for the distribution of shares of the Fund. For these services, the Underwriter earned $47,237, $1,017 and $53 from underwriting and broker commissions on the sale of Class A, Class B and Class C shares of the Fund, respectively, during the year ended December 31, 1999. The Underwriter is an affiliate of the Adviser.

PLANS OF DISTRIBUTION
The Trust has adopted three separate plans of distribution under which each class of shares of the Fund may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Class A Plan is 0.25% of the Fund's average daily net assets attributable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets attributable to Class B shares and Class C shares, respectively. For the year ended December 31, 1999, the Fund paid Class A and Class B distribution expenses of $331 and $4, respectively.

4.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

--------------------------------------------------------------------------------
                                                       Period         Period
                                                        Ended          Ended
                                                       Dec. 31,       Dec. 31,
                                                         1999           1998
--------------------------------------------------------------------------------
CLASS A
Shares sold ......................................     1,582,826      1,537,513
Shares issued in reinvestment of
   distributions to shareholders .................       141,650         39,308
Shares redeemed ..................................      (437,158)       (40,132)
                                                      ----------     ----------
Net increase in shares outstanding ...............     1,287,318      1,536,689
Shares outstanding, beginning of period (Note 1) .     1,546,689         10,000
                                                      ----------     ----------
Shares outstanding, end of period ................     2,834,007      1,546,689
                                                      ==========     ==========


CLASS B
Shares sold ......................................       186,532             --
Shares issued in reinvestment of
   distributions to shareholders .................         3,888             --
Shares redeemed ..................................          (657)            --
                                                      ----------     ----------
Net increase in shares outstanding ...............       189,763             --
Shares outstanding, beginning of period ..........            --             --
                                                      ----------     ----------
Shares outstanding, end of period ................       189,763             --
                                                      ==========     ==========


CLASS C
Shares sold ......................................       225,698             --
Shares issued in reinvestment of
   distributions to shareholders .................         4,226             --
Shares redeemed ..................................       (44,089)            --
                                                      ----------     ----------
Net increase in shares outstanding ...............       185,835             --
Shares outstanding, beginning of period ..........            --             --
                                                      ----------     ----------
Shares outstanding, end of period ................       185,835             --
                                                      ==========     ==========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

                                                                 [LOGO]
                                                                 Arthur Andersen

To the Shareholders and Board of Trustees of the Wells S&P REIT Index Fund:

We have audited the accompanying statement of assets and liabilities of the Wells S&P REIT Index Fund of the Wells Family of Real Estate Funds, including the portfolio of investments, as of December 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells S&P REIT Index Fund of the Wells Family of Real Estate Funds as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

/s/ Arthur Andersen

Cincinnati, Ohio,
February 4, 2000

                        WELLS FAMILY OF REAL ESTATE FUNDS
                        ---------------------------------

PART C.   OTHER INFORMATION
-------   -----------------

Item 23.  Exhibits
--------  --------

          (a)       Agreement and Declaration of Trust*

          (b)       Bylaws*

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d) (i)   Advisory Agreement with Wells Asset Management, Inc.*

              (ii)  Sub-Advisory  Agreement  with Gateway  Investment  Advisers,
                    L.P.*

          (e)       Underwriting  Agreement  with Wells  Investment  Securities,
                    Inc.*

          (f)       Inapplicable

          (g)       Custody Agreement with Firstar Bank, N.A.*

          (h) (i)   Administration  Agreement  with  Countrywide  Fund Services,
                    Inc.*

              (ii)  Accounting   Services   Agreement  with   Countrywide   Fund
                    Services, Inc.*

              (iii) Transfer, Dividend Disbursing,  Shareholder Service and Plan
                    Agency Agreement with Countrywide Fund Services, Inc.*

          (i)       Opinion and Consent of Counsel*

          (j)       Consent of Independent Auditors

          (k)       Inapplicable

          (l)       Agreement Relating to Initial Capital*

          (m) (i)   Plan of Distribution Pursuant to Rule 12b-1*

              (ii)  Class B Plan of Distribution Pursuant to Rule 12b-1

              (iii) Class C Plan of Distribution Pursuant to Rule 12b-1

          (n)       Financial Data Schedule - Previously filed with Form N-SAR

          (o)       Rule 18f-3 Plan

          (p)       Code of Ethics
-------------------------------------------
* Incorporated by reference to the Trust's registration statement on Form N-1A previously filed.

Item 24.  Persons Controlled by or Under Common Control with Registrant.
-------   -------------------------------------------------------------

          None.

Item 25.  Indemnification
--------  ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office

               Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorney's fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

               Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and
          investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, Wells Asset Management, Inc. (the "Adviser") and Wells Investment Securities, Inc., the Trust's principal underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreements with the Adviser provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Advisory Agreements, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence.

          The Sub-Advisory  Agreements with Gateway  Investment  Advisers,  L.P.
          (the "Sub-Adviser") provide that the Sub-Adviser shall be held harmless and indemnified by the Adviser and the Trust from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action, or suit which results from any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Sub-Advisory Agreements, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or reckless disregard of the Sub-Adviser's obligations and duties under the Sub-Advisory Agreements.

Item 26.  Business and Other Connections of the Investment Adviser
-------   --------------------------------------------------------

          (a) The Adviser is a Georgia corporation organized in June, 1997 to provide investment advisory services to the Registrant. The Adviser has no other business of a substantial nature.

               The  Sub-Adviser,   a  Delaware  limited  partnership,   provides
               investment advisory services to the Registrant, The Gateway Trust and various other individual and institutional clients.

          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i)  Leo F. Wells, III, President and Treasurer of the Adviser.

                    President and a Trustee of the Registrant.

                    President,  Treasurer  and a  Director  of Wells  Investment
                    Securities,    Inc.,   a   registered    broker-dealer   and
                    Registrant's principal underwriter.

                    President of Wells & Associates, Inc.; Wells Management Company, Inc.; Wells Capital, Inc.; Wells Real Estate Funds, Inc.; Wells Advisors, Inc.; Wells Development Corporation; and Wells Real Estate Investment Trust, Inc.

               (ii) Linda L. Carson - Secretary of the Adviser.

                    Vice President, Accounting of Wells Capital, Inc.

               The directors and officers of the Sub-Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Walter G. Sall, Chairman of the Board and a controlling shareholder of the Sub-Adviser.

               (ii) J. Patrick Rogers,  President and a controlling  shareholder of the Adviser.

                    President of The Gateway Trust.

Item 27.  Principal Underwriters
--------  ----------------------

          (a)  Inapplicable

          (b)                            Position with             Position with
               Name                      Underwriter               Fund
               ----                      -----------               ----

               Leo F. Wells, III         President,                President and
                                         Treasurer and             Trustee
                                         a Director

               The address of the above-named persons is 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
--------  --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092 as well as at the offices of the Registrant's transfer agent located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

Item 29.  Management Services
--------  -------------------

          Inapplicable

Item 30.  Undertakings
--------  ------------

          Inapplicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta and State of Georgia, on the 1st day of May, 2000.

                                        WELLS FAMILY OF REAL ESTATE FUNDS

                                        By: /s/ Leo F. Wells
                                            -----------------------
                                            Leo F. Wells
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                             Title                Date
---------                             -----                ----

/s/ Leo F. Wells                      President            May 1, 2000
-----------------------------         and Trustee
Leo F. Wells

/s/ Jill W. Maggiore                  Vice President       May 1, 2000
-----------------------------
Jill W. Maggiore

/s/ Theresa M. Samocki                Treasurer            May 1, 2000
-----------------------------
Theresa M. Samocki

                                      Trustee
-----------------------------
John L. Bell*

                                      Trustee
-----------------------------
Richard W. Carpenter*

                                      Trustee            By: /s/ Tind D. Hosking
-----------------------------                               -------------------
Bud Carter*                                                 Tina D. Hosking
                                                            Attorney in Fact*
                                      Trustee               May 1, 2000
-----------------------------
Donald S. Moss*

                                      Trustee
-----------------------------
Walter W. Sessoms*

                                INDEX TO EXHIBITS
                                -----------------

(a)       Agreement and Declaration of Trust*

(b)       Bylaws*

(c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)(i)    Advisory Agreement*

  (ii)    Sub-Advisory Agreement*

(e)       Underwriting Agreement*

(f)       Inapplicable

(g)       Custody Agreement*

(h)(i)    Administration Agreement*

   (ii)   Accounting Services Agreement*

   (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement*

(i)       Opinion and Consent of Counsel*

(j)       Consent of Independent Auditors

(k)       Inapplicable

(l)       Agreement relating to Initial Capital*

(m)(i)    Plan of Distribution Pursuant to Rule 12b-1*

   (ii)   Class B Plan of Distribution Pursuant to Rule 12b-1

   (iii)  Class C Plan of Distribution Pursuant to Rule 12b-1

(n)       Financial Data Schedule - Previously filed with Form N-SAR

(o)       Rule 18f-3 Plan

(p)       Code of Ethics
        ----------------------------

* Incorporated by reference to the Trust's registration statement on Form N-1A previously filed.